United States Securities and Exchange Commission
 Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 18, 2005

WACCAMAW BANKSHARES, INC.
(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472

(address of Principal Executive Office)

(910) 641-0044

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On July 18, 2005, Waccamaw Bankshares, Inc. issued a Press Release announcing their Quarterly Performance Summary for the second quarter of 2005.  The Press Release is attached as Exhibit 99.1

ITEM 8.01.    OTHER EVENTS

          The purpose of this Current Report on Form 8-K is to file Waccamaw Bankshares, Inc. Quarterly Performance Summary for the second quarter of 2005.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)          Exhibit 99.1 Quarterly Performance Summary issued July 18, 2005

SIGNATURES

          According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 18, 2005.

WACCAMAW BANKSHARES, INC.

Date: July 18, 2005		/s/ JAMES G. GRAHAM

	By:	James G. Graham
	Its:	President & CEO